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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 13, 2006

3COM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-12867	94-2605794
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Campus Drive Marlborough, Massachusetts 01752
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (508) 323-1000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.	Entry into a Material Definitive Agreement.

On April 13, 2006, 3Com Corporation (the “Company”) entered into an offer letter with Robert T. Dechant (the “Offer Letter”), pursuant to which Mr. Dechant has agreed to serve as the Company’s Senior Vice President, Worldwide Sales and Marketing, replacing James M. Fieger. The Offer Letter provides that, among other things, Mr. Dechant shall:

(i)	receive an initial annualized salary of $325,000;
(ii)

be eligible to participate in the Company’s 3Bonus Plan, with a target bonus of 60% of his base salary (3Bonus payments are discretionary and are based on various factors, including Company and individual performance);

(iii)

be eligible for incentive compensation under the 3Com Sales Incentive Plan, with a target of 40% of his base salary, payable quarterly (incentive compensation will be based on the achievement of Company sales and margin objectives to be established by the Company);

	•	the Company has agreed to guarantee minimum incentive compensation payments for the current fiscal quarter and the first three full fiscal quarters following his start date as follows:

--75% of quarterly target incentive for Q4 FY06 (prorated for days worked in the quarter);

--75% of quarterly target incentive for Q1 FY07;

--50% of quarterly target incentive for Q2 FY07; and

--25% of quarterly target incentive for Q3 FY07; and

(iv)

be awarded a stock option to purchase 600,000 shares of the Company’s common stock, such option to have an exercise price equal to the closing price of the Company’s common stock on the first Tuesday of the calendar month following his start date, and to vest in four equal annual installments beginning on the first anniversary of the date of grant.

The Offer Letter is attached hereto as Exhibit 10.1. The foregoing summary description of the Offer Letter is qualified in its entirety by reference to the Offer Letter.

In addition to the Offer Letter, the Company agreed to enter into a Management Retention Agreement with Mr. Dechant in a form to be approved by the Compensation Committee of the Board of Directors. This agreement will provide certain benefits to Mr. Dechant in the event he is terminated under certain circumstances in connection with a change in control of the Company.

Because Mr. Dechant is subject to the reporting requirements of Section 16 of the Securities Exchange Act of 1934, as amended, he is eligible to participate in the Company’s Section 16 Officer Severance Plan.  In the event that an executive officer’s employment is terminated by the Company without cause, or by the executive officer for good reason, the Section 16 Officer Severance Plan provides for:

•	a stream of payments equal to one year of annualized base salary as of the termination date;
•	if earned, incentive bonus for the bonus period in which the termination date occurs, pro-rated based on the number of days worked during the bonus period;
•

payments will be made through regular (bi-weekly) payroll and bonus payment practices, and will be subject to applicable withholding and reduced by severance benefits pursuant to any other contract with the Company

•

if elected, continuation of coverage under health, dental, and vision insurance plans pursuant to COBRA and continuation of the Company-paid portion of the premiums for the elected coverage under the plans until the earlier of: (i) one year from the termination date, or (ii) the date upon which the person becomes eligible for coverage under another employer’s group health, dental, or vision insurance plan(s)

•	continued coverage under basic term life insurance for the same period;
•	six months of accelerated vesting of outstanding equity subject to time-based vesting;
•

extension of the exercise period for vested stock options to the earlier of: (i) one hundred and sixty-five calendar days from the termination date; or (ii) the original term of the stock option grant; and

•

notwithstanding the foregoing, if the Company reasonably determines that Section 409A of the Internal Revenue Code will result in the imposition of additional taxes or penalties based on the payment of benefits

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within the first six months following the termination date, the Company will modify the payment schedule to provide that the payments will begin on the first regularly scheduled payroll date following the expiration of six months and one day after the termination date.

The receipt of benefits is conditioned on signing, and complying with the terms of, a release agreement that includes non-solicitation, non-competition and non-disparagement provisions.

The foregoing summary description of the Section 16 Officer Severance Plan is qualified in its entirety by reference to the Section 16 Officer Severance Plan (incorporated by reference to Exhibit 10.2 hereto).

In addition, Mr. Dechant executed with the Company a Severance Benefits Agreement incorporated by reference to Exhibit 10.3 hereto. The Severance Benefits Agreement provides contractual rights to the severance terms contained in the Section 16 Officer Severance Plan.

The Company issued a press release on April 17, 2006, announcing, among other things, the appointment of Mr. Dechant as the Company’s Senior Vice President, Worldwide Sales and Marketing, a copy of which is attached hereto as Exhibit 99.1.

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ITEM 9.01	Financial Statements and Exhibits

(c)	Exhibits

Exhibit		Incorporated by Reference				Filed
Number	Exhibit Description	Form	File No.	Exhibit	Filing Date	Herewith
10.1	Offer Letter dated April 11, 2006 between 3Com Corporation and Robert T. Dechant. *			1		X
10.2	Section 16 Officer Severance Plan, Amended and Restated Effective March 29, 2006 *	8-K	0-12867	10.2	04/04/2006
10.3	Form of Severance Benefits Agreement *	8-K	0-12867	10.3	04/04/2006
99.1	[Press Release dated April _, 2006 titled “3Com Corporation Names New Senior Management Team Members”.]					X

*  Indicates a management contract or compensatory plan.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3COM CORPORATION

Date: April 17, 2006	By:	/S/ NEAL D. GOLDMAN
Neal Goldman Senior Vice President Management Services, General Counsel and Secretary

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EXHIBIT INDEX

Exhibit		Incorporated by Reference				Filed
Number	Exhibit Description	Form	File No.	Exhibit	Filing Date	Herewith
10.1	Offer Letter dated April 11, 2006 between 3Com Corporation and Robert T. Dechant. *					X
10.2	Section 16 Officer Severance Plan, Amended and Restated Effective March 29, 2006 *	8-K	0-12867	10.1	04/04/2006
10.3	Form of Severance Benefits Agreement *	8-K	0-12867	10.3	04/04/2006
99.1	[Press Release dated April _, 2006 titled “3Com Corporation Names New Senior Management Team Members”.]					X

*  Indicates a management contract or compensatory plan.